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                                                                   Exhibit 10.42

                                                                  EXECUTION COPY

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                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                             HORIZON OFFSHORE, INC.

                                       AND

                            THE PURCHASERS LISTED ON
                           THE SIGNATURE PAGES HEREOF

                           Dated as of March 11, 2004

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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.    Definitions.....................................................1
SECTION 2.    Registration of Securities by the Company.......................4
SECTION 3.    Registration Expenses..........................................11
SECTION 4.    Conditions to Registration.....................................12
SECTION 5.    Indemnification................................................12
SECTION 6.    Exchange Act Registration; Rule 144 Reporting..................15
SECTION 7.    Limitation on Registration Rights of Others....................16
SECTION 8.    Mergers, etc...................................................17
SECTION 9.    Notices, etc...................................................17
SECTION 10.   Entire Agreement...............................................17
SECTION 11.   Amendments; Waivers and Further Agreements.....................17
SECTION 12.   Assignment; Successors and Assigns.............................18
SECTION 13.   Severability...................................................18
SECTION 14.   Counterparts...................................................19
SECTION 15.   Gender; Usage..................................................19
SECTION 16.   Governing Law..................................................19
SECTION 17.   Survival.......................................................19
SECTION 18.   Expenses.......................................................19
SECTION 19.   Specific Performance...........................................19


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                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 11, 2004 by and among HORIZON OFFSHORE, INC., a Delaware corporation (the "Company"), and the purchasers listed on the signature pages hereof (collectively, the "Purchasers").

                                   WITNESSETH:

RECITALS.

     A. The Company, Highwood Partners, L.P. and Westgate International, L.P. have previously entered into a Registration Rights Agreement dated as of December 4, 1997. Such agreement is being amended as of the date hereof (as amended from time to time, the "1997 Registration Rights Agreement").

     B. Simultaneously herewith, the Purchasers are entering into the Purchase Agreement (as defined in Section 1), pursuant to which, among other things, the Purchasers have agreed, upon the terms and subject to the conditions set forth therein, to purchase the Warrants (as defined in Section 1); and

     C. It is a condition precedent to the purchase of the Warrants that the Company execute and deliver this Agreement; and

     D. The Purchasers are unwilling to purchase the Warrants pursuant to the Purchase Agreement unless they receive the assurances set forth in this Agreement;

     NOW, THEREFORE, in consideration of the recitals, of the Purchasers proceeding with the consummation of the transactions contemplated by the Purchase Agreement, and the mutual covenants hereinafter set forth, the parties, intending to be legally bound, hereby agree as follows:

                            SECTION 1. Definitions.

          (a) Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "1997 Registration Rights Agreement" is defined in the recitals.

     "Agreement" means this Registration Rights Agreement as in effect on the date hereof and as hereafter amended, supplemented, restated or otherwise modified.

     "Available Securities" is defined in Section 2(a).
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     "Business Day" means any day which is neither a Saturday, a Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

     "Common Stock" means the Common Stock, par value $1.00 per share, of the Company.

     "Company" is defined in the Preamble.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Holders" means, collectively, the registered holders (including, initially, the Purchasers), from time to time, of Warrant Securities. Whenever the phrase "Holder of Registrable Securities" or any similar phrase is used herein, it shall also include any holders of the Warrants.

     "Indemnified Person" is defined in Section 5(a).

     "Indemnifying Person" is defined in Section 5(c).

     "Initial Request" is defined in Section 2(b).

     "Initial Requesting Holders" is defined in Section 2(b).

     "NASD" means the National Association of Securities Dealers, Inc.

     "Person" means any natural person, corporation, partnership, limited liability company, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Prospectus" means each prospectus included as part of any Registration Statement, as amended or supplemented, including each preliminary prospectus and all material incorporated by reference in such prospectus.

     "Purchase Agreement" means the Purchase Agreement, dated of even date herewith, by and between the Purchasers, the Company, Horizon Vessels, Inc., a Delaware corporation, Horizon Offshore Contractors, Inc., a Delaware corporation, Horizon Subsea Services, Inc., a Delaware corporation, Horizon Vessels International Ltd., a Cayman exempted limited liability company, HorizEn, LLC, a Delaware limited liability company, ECH Offshore, S. de R.L. de C.V., a Mexican limited liability company, and HOC Offshore, S. de R.L. de C.V., a Mexican limited liability company, as in effect on the date hereof and as hereafter amended, supplemented, restated or otherwise modified.

     "Purchasers" is defined in the Preamble.

     "Registrable Securities" means the Warrant Shares issued upon exercise or conversion of any Warrants, but excluding (i) shares that have been disposed of under a Registration Statement or any other effective registration statement, including in a transaction contemplated by Section 8, and (ii) shares sold pursuant to Rule 144 under the Securities Act.


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     "Registration Expenses" is defined in Section 3(c).

     "Registration Request" is defined in Section 2(a).

     "Registration Statement" means any registration statement of the Company which covers Registrable Securities pursuant to Section 2 of this Agreement, including the Prospectus, amendments (including post-effective amendments) and supplements to such registration statement and Prospectus and all exhibits and all material incorporated by reference in such registration statement.

     "Required Holders" means the Holders of Warrant Securities which when fully exercised or converted would represent at least two-thirds of the voting power of the Warrant Securities held by all of the Holders. The "Required Holders" of any subset of the Warrant Securities (or the Registrable Securities) shall mean the Holders of Warrant Securities which when fully exercised or converted would represent at least two-thirds of the voting power of such subset of the Warrant Securities (or Registrable Securities).

     "SEC" means the United States Securities and Exchange Commission.

     "Secondary Request" is defined in Section 2(b).

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Specified Registrable Securities" is defined in Section 2(a).

     "Stock" means any capital stock of the Company.

     "Warrant Securities" means, collectively, the Warrants and the Warrant Shares.

     "Warrant Shares" means the securities which a Holder may acquire upon exercise or conversion of a Warrant, together with any other securities which such Holder may acquire on account of any such Warrant Shares whether upon the making or paying of any dividend or other distribution on Common Stock, upon any split up of such Common Stock, upon a recapitalization, merger, consolidation, share exchange, reorganization or other transaction or series of related transactions in which shares of Common Stock are changed into or exchanged for securities of another corporation, upon exercise of any preemptive right (or the exercise or conversion of any security which such Holder may acquire in connection with the exercise of any preemptive right) with respect to any such Common Stock or otherwise.

     "Warrants" means the warrants to purchase an aggregate of 5,283,300 shares (subject to adjustment) of Common Stock for an initial Remaining Exercise Price (as defined in the Purchase Agreement) of $0.01 per share, together with any warrants issued in substitution therefor or replacement thereof.

     (b) Cross-References; Headings. Unless otherwise specified, references in this Agreement to any Article or Section are references to such Article or Section of this Agreement, and unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Section, Article or definition. The headings


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contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

              SECTION 2. Registration of Securities by the Company.

          (a) Piggyback Registration. If at any time or from time to time the Company shall propose to file on its behalf or on behalf of any of its security holders a registration statement under the Securities Act on Form S-1, S-2 or S-3 (or on any other form for the general registration of securities) with respect to the class of securities represented by the Warrant Shares, the Company shall in each case:

               (i) promptly give written notice to each Holder at least thirty
     (30) days before the anticipated filing date, indicating the proposed offering price and describing the plan of distribution;

               (ii) include in such registration (and any related qualification under blue sky or other state securities laws or other compliance) and, at the request of any Holder, in any underwriting involved therein (and with respect to any offering pursuant to the 1997 Registration Rights Agreement), all the Registrable Securities specified by any Holder or Holders of Registrable Securities (the "Specified Registrable Securities") in a written request (the "Registration Request") delivered to the Company within twenty (20) days after receipt of such written notice from the Company; and

               (iii) if such offering is proposed to be underwritten, use its best efforts to cause the managing underwriter(s) of such proposed underwritten offering to permit the Specified Registrable Securities to be included in the Registration Statement for such offering on the same terms and conditions as any similar securities of the Company included therein.

Notwithstanding the foregoing, if the managing underwriter(s) of such an underwritten offering advise(s) the Holders of Specified Registrable Securities in writing that marketing considerations require a limitation on the securities, other than the securities the Company intends to sell, to be included in any Registration Statement filed under this Section 2 to a certain number of shares (the "Available Securities"), then the Company shall in such case be obligated to such Holders only with respect to such number of Available Securities; provided that with respect to cutbacks in connection with an offering pursuant to the 1997 Registration Rights Agreement, the Holders shall be treated on a pari passu basis with Holders under the 1997 Registration Rights Agreement. The limitation on the number of Specified Registrable Securities will be imposed pro rata (based upon the ratio of the number of shares of Specified Registrable Securities which the managing underwriter(s) propose(s) to include at the anticipated offering price to the number of Specified Registrable Securities owned by each Holder) among all Holders of Specified Registrable Securities.

     Each Registration Request shall set forth the number or amount of Specified Registrable Securities. Except as provided by Section 2(b), notwithstanding any other provision of this Agreement to the contrary, neither the delivery of the notice by the Company nor of the Registration Request by any Holder shall in any way obligate the Company to file a Registration


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Statement and, notwithstanding such filing, the Company may, at any time prior to the effective date thereof, in its sole discretion, determine not to offer the securities to which the Registration Statement relates without liability to any of the Holders. No registration of Registrable Securities effected under this Section 2(a) shall relieve the Company of its obligation to effect the registration of Registrable Securities pursuant to Section 2(b).

          (b) Registration at Holder's Request. Upon the written request (an "Initial Request") of one or more Holders (the "Initial Requesting Holders") of Warrant Securities constituting 25% or more of all Warrant Securities then outstanding made at any time requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such Holders and specifying the intended method or methods of disposition of such Registrable Securities, the Company will give prompt (and in any case within ten (10) days) written notice of such requested registration and the intended method or methods of disposition thereof to all Holders of Warrant Securities and thereupon will expeditiously prepare and file a Registration Statement with respect to, and use its best efforts to effect the registration under the Securities Act, of:

               (i) the Registrable Securities which the Company has been so requested to register by the Initial Requesting Holders, for disposition in accordance with the intended method of disposition stated in such request, and

               (ii) all other Registrable Securities which the Company has been requested to register by the Holders of Warrant Securities by written request (a "Secondary Request") delivered to the Company within twenty (20) days after receipt of such written notice from the Company.

     In any case where the Initial Requesting Holders specify that the intended method of disposition is to be an underwritten offering, the underwriter(s) for such offering shall be selected by the Company and shall be reasonably acceptable to the Initial Requesting Holders. Each registration requested pursuant to this Section 2(b) shall be effected by the filing of a Registration Statement on Form S-1, S-2 or S-3 (or on any other form for the general registration of securities) unless the use of a different form has been agreed upon in writing by the Company and the Initial Requesting Holders. The Company shall be obligated to cause a Registration Statement to be filed pursuant to the provisions of this Section 2(b) and to become effective under the Securities Act only three times with respect to one or more Initial Requesting Holders under this Section 2(b), provided, however, that the Company shall not be deemed to have caused a Registration Statement to be so filed and effective, and the Initial Requesting Holders shall not be deemed to have made such request, (1) unless a Registration Statement covering all Registrable Securities requested to be registered for sale in accordance with the method or methods of disposition specified shall have become effective or (2) if, after such Registration Statement has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC, any other governmental agency or any court. The parties hereto agree that the Company shall be deemed to have been given an Initial Request by all Holders (and the period for giving a Secondary Request with respect thereto shall be deemed to have expired) on the date hereof with respect to a resale shelf registration statement covering the resale of all Warrant Shares from time to time. Whenever a registration requested by one or more Holders pursuant to this Section 2(b) is for an underwritten offering, unless the underwriter(s) of an


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underwritten offering object(s), the Company may include securities for offering by the Company or any other securityholders in such Registration Statement, it being understood that the Company's right and such other securityholders' right to inclusion shall be subordinate to, and not pari passu with, the rights of the Holders under this Section 2(b). If the managing underwriter(s) of any such underwritten offering advise(s) the Holders proposing to sell Registrable Securities in writing that marketing considerations require a limitation on the securities to be included in any Registration Statement filed under this Section 2 to a certain number of shares, then such Holders shall share pro rata in the number of Registrable Securities to be included in such underwritten offering, such sharing to be based on the respective numbers of Warrant Securities owned by such Holders and proposed to be included in such Registration Statement. From the date of receipt of a notice from requesting Holders pursuant to this Section 2(b) indicating that such Holders intend to sell securities in an underwritten offering until the completion of the period of distribution of the registration contemplated thereby, the Company will not effect any other registration of its Stock (whether for its account or that of any other securityholder).

          (c) Registration Procedures. If and when the Company shall be required by the provisions of this Section 2 to effect the registration of Registrable Securities under the Securities Act, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as expeditiously as possible:

               (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by such Holders and underwriters;

               (ii) prepare and, as expeditiously as possible but in any event within 30 days (60 days in the case of an underwritten offering) after the end of the applicable period within which requests for registration may be given to the Company pursuant to this Section 2, file with the SEC a Registration Statement and Prospectus covering such Registrable Securities; prepare and file such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder of Registrable Securities or the managing underwriter(s), if any, or as may be required by the Securities Act, the Exchange Act or by the rules, regulations or instructions applicable to the registration form utilized by the Company or as may otherwise be necessary to cause such Registration Statement to become effective or to keep such Registration Statement effective until such time as all of the Registrable Securities covered by such Registration Statement have been disposed of in accordance with the intended method or methods of disposition set forth in such Registration Statement or Prospectus; and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 (or any successor rule) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the Holders thereof set forth in such Registration Statement or Prospectus;


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               (iii) promptly notify the selling Holders of Registrable
     Securities and the managing underwriter(s), if any, and if requested by any such Person, confirm such advice in writing:

                    (a) of the filing of the Prospectus or any supplement to the
               Prospectus and of the effectiveness of the Registration Statement and/or any post-effective amendment,

                    (b) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                    (c) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                    (d) of the Company's becoming aware at any time that the
               representations and warranties of the Company contemplated by paragraph (xiv)(a) below have ceased to be true and correct,

                    (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, and

                    (f) of the existence of any fact which, to the knowledge of the Company, results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

               (iv) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any qualification referred to in paragraph (iii)(e) at the earliest possible moment;

               (v) if reasonably requested by the managing underwriter(s) or the Required Holders of the Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a supplement to the Prospectus or post-effective amendment to the Registration Statement such information as the managing underwriter(s) or the Required Holders of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such supplement to the Prospectus or post effective amendment to the Registration Statement as soon as notified of the matters to be incorporated in such supplement to the Prospectus or post-effective amendment to the Registration Statement;


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               (vi) at the request of any selling Holder of Registrable
     Securities, furnish to such selling Holder of Registrable Securities and the managing underwriter(s), if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

               (vii) deliver to each selling Holder of Registrable Securities and the managing underwriter(s), if any, without charge, as many copies of the Registration Statement, each Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (in each case including all exhibits), as such Persons may reasonably request, together with all documents incorporated by reference in such Registration Statement or Prospectus, and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such Registration Statement; the Company consents to the use of each Prospectus and any supplement thereto by each of the selling Holders of Registrable Securities and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by each Prospectus or any supplement thereto;

               (viii) prior to any public offering of Registrable Securities, register or qualify or reasonably cooperate with the selling Holders of Registrable Securities, the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or managing underwriter(s) reasonably request(s) and do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

               (ix) cooperate with the selling Holders of Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any legends restricting the transfer thereof; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

               (x) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such United States, state and local governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (xi) if any fact contemplated by paragraph (iii)(b) or (iii)(f) above shall exist, promptly notify each Holder on whose behalf Registrable Securities have been registered and promptly prepare and furnish to such Holders a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference and promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities,


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     neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that if the Company shall furnish to the Requesting Holders a certificate signed by the Company's Chairman of the Board stating that in his good faith judgment such actions would be detrimental or otherwise disadvantageous to the Company or its stockholders, the Company may delay such actions for as short a period as reasonably necessary to remove such detrimental condition, not to exceed 30 days in any instance.

               (xii) cause all Registrable Securities covered by the Registration Statement to be (A) listed on each securities exchange on which securities of the same class are then listed or (B) admitted for trading in any inter-dealer quotation system on which securities of the same class are then traded;

               (xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities covered by the Registration Statement and provide the applicable transfer agent with printed certificates for such Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

               (xiv) enter into customary agreements (including underwriting agreements) and take all other reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities; and in such connection, except as otherwise provided:

                    (a) in an underwritten offering, make such representations and warranties to the Holders selling such Registrable Securities and the underwriters, in form, substance and scope as are customarily made by issuers to selling securityholders and underwriters in similar underwritten offerings;

                    (b) obtain opinions of counsel to the Company and updates
               thereof addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in similar underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters, which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the managing underwriters, if any, and the Required Holders of the Registrable Securities being sold;

                    (c) in connection with any underwritten offering, obtain so called "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;


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                    (d) if an underwriting agreement is entered into, cause the same to include indemnification and contribution provisions and procedures substantially similar to those set forth in Section 5, subject to revisions the underwriters shall reasonably request, with respect to all parties to be indemnified pursuant to said
               Section 5; and

                    (e) deliver such documents and certificates as may
               reasonably be requested by the Required Holders of the Registrable Securities being sold, or the managing underwriter(s), if any, to evidence compliance with this paragraph (xiv) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

     the foregoing to be done upon each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling Holder of Registrable Securities in connection with the disposition of Registrable Securities pursuant to such Registration Statement, all in a manner consistent with customary industry practice;

               (xv) upon execution and delivery of such confidentiality agreements as the Company may reasonably request, make available to the Holders of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with the registration, at such time or times as the Person requesting such information shall reasonably determine;

               (xvi) otherwise use its best efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the SEC and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, as soon as practicable, but in no event later than thirty
     (30) days after the end of the 12 calendar month period commencing after the effective date of the Registration Statement;

               (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter; and

               (xviii) prior to the filing of any document which is being prepared for incorporation by reference into the Registration Statement or the Prospectus (other than a Registration Statement or Prospectus relating to a "shelf" offering) , upon receipt of such confidentiality agreements as the Company may reasonably request, provide copies of such document to counsel to the selling Holders of Registrable Securities, and to the managing underwriter(s), if any, and make the Company's representatives available for discussion of such document.


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                       SECTION 3. Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding underwriting discounts, selling commissions and brokerage fees, which will be paid by the selling Holders) will be paid by the Company, regardless of whether Registrable Securities are sold pursuant to any Registration Statement, including, without limitation:

               (i) all registration, filing and listing fees;

               (ii) fees and expenses of compliance with securities or blue sky laws (including, without limitation, the fees and disbursements of counsel for the underwriters, if any, or selling Holders in connection with blue sky and state securities qualifications of Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter(s), if any, or the Required Holders of the Registrable Securities covered by such Registration Statement may reasonably designate);

               (iii) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), word processing, duplicating, messenger, telephone and delivery expenses;

               (iv) fees and disbursements of counsel for the Company and, subject to Section 3(b), counsel for the selling Holders of the Registrable Securities;

               (v) fees and disbursements of all independent certified public accountants of the Company or any other Persons for which financial statements are required or otherwise included in such Registration Statement (including, without limitation, the expenses of any special audit and, in connection with any underwritten offering, "cold comfort" letters required by or incident to such performance);

               (vi) fees and expenses of other Persons (including special experts) retained by the Company; and

               (vii) fees and expenses associated with any NASD filing required to be made in connection with any Registration Statement.

     The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the admission for trading of the securities to be registered in each inter-dealer quotation system on which securities of the same class are then traded, and rating agency fees.

          (b) In connection with each Registration Statement required hereunder, the Company will reimburse the Holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel chosen by the Required Holders of the Registrable Securities being sold; the expense of any additional counsel for the Holders shall be paid by the Holders.

          (c) The term "Registration Expenses" shall mean the expenses payable by the Company pursuant to the provisions of this Section 3.

                     SECTION 4. Conditions to Registration.

     Each Holder's right to have Registrable Securities included in any Registration Statement filed by the Company in accordance with the provisions of
Section 2 shall be subject to the following conditions:

          (a) The Holders on whose behalf such Registrable Securities are to be included shall be required to furnish the Company in a timely manner with all information required by the applicable rules and regulations of the SEC concerning the proposed method or methods of disposition of such securities, the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith, and such other information as may be reasonably required by the Company properly to prepare and file such Registration Statement in accordance with applicable provisions of the Securities Act;

          (b) If any such Holder desires to sell and distribute Registrable Securities over a period of time, or from time to time, at then prevailing market prices, then any such Holder shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act and the Exchange Act;

          (c) In the case of any registration requested pursuant to the provisions of Section 2, the offering price for any Registrable Securities to be so registered shall be no less than for any securities of the same class then to be registered for sale for the account of the Company or other security holders, unless such Registrable Securities are to be offered from time to time based on the prevailing market price; and

          (d) In the case of any underwritten offering on behalf of the Holders of Registrable Securities, such Holders will enter into such agreements (including underwriting agreements and lock-up agreements) as the managing underwriters shall reasonably request and as are customary in similar circumstances, provided that no such agreements shall require any Holder to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the ownership of such Holder's Registrable Securities and such Holder's intended method of distribution.

                          SECTION 5. Indemnification.

          (a) Indemnification by the Company. In the event of the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, the Company will indemnify and hold harmless each seller of such Registrable Securities, its partners, directors, officers, employees and agents, each underwriter, broker and dealer, if any, who participates in the offering or sale of such securities, and each other Person, if any, who controls such seller or any such underwriter, broker or dealer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being hereinafter sometimes referred to as an "Indemnified Person," provided that for purposes of clauses (b), (c) and (d) of this Section 5, "Indemnified Person" shall also include the Company, its partners, directors, officers, employees and agents, and each other Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person specifically stating it is for use in preparation thereof or (ii) arises out of the use of any Prospectus by an Indemnified Party after the Company has provided such Indemnified Party with the notice and supplement referred to in Section 2(c)(xi) if such Prospectus is the subject of such notice. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such Registrable Securities by such seller.

          (b) Indemnification by Holders of Registrable Securities. In the event of the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, each Holder on whose behalf such Registrable Securities shall have been registered will indemnify and hold harmless each and every Indemnified Person against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated therein in reliance upon and in conformity with written information furnished to the Company by such Holder specifically stating that it is for use in preparation thereof, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the liability of each Holder hereunder shall be limited to the proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement.

          (c) Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any action (including any governmental investigation or inquiry), such Indemnified Person will, if such Indemnified Person intends to make a claim in respect thereof against the party agreeing to indemnify such Indemnified Person pursuant to paragraph (a) or (b) hereof (each such Person being hereinafter referred to as an "Indemnifying Person"), give written notice to such Indemnifying Person of the commencement thereof, but the omission so to notify the Indemnifying Person shall not relieve the Indemnifying Person from any of its obligations pursuant to the provisions of this Section 5 except to the extent that the Indemnifying Person is actually prejudiced by such failure to give notice. In case any such action is brought against any Indemnified Person and it notifies an Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate in, and to the extent that it may wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person, the Indemnifying Person shall not, except as hereinafter provided, be responsible for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof. No Indemnifying Person will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation.

     Such Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Person unless
(a) the Indemnifying Person has agreed to pay such fees and expenses or (b) the Indemnifying Person shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Person in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Indemnifying Person and such Indemnified Person shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential material differing interests between them (in which case, if such Indemnified Person notifies the Indemnifying Person in writing that it elects to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). The Indemnifying Person shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not unreasonably be withheld, delayed or conditioned, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Person agrees to indemnify and hold harmless such Indemnified Persons from and against any loss or liability by reason of such settlement or judgment.

          (d) Contribution. To the extent that the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Person under this Section 5 in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each party that would have been an Indemnifying Person thereunder shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Indemnifying Person or the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any legal or other fees or expenses reasonably incurred by such party in connection with the investigation or defense of any action or claim. The Company and each Holder of Registrable Securities agrees that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5(d), no Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     In the event of any underwritten offering of Registrable Securities under the Securities Act pursuant to the provisions of Section 2, the Company and each Holder on whose behalf such Registrable Securities shall have been registered agree to enter into an underwriting agreement, in customary form, with the underwriters, which underwriting agreement may contain additional provisions with respect to indemnification and contribution in lieu thereof.

           SECTION 6. Exchange Act Registration; Rule 144 Reporting.

     The Company covenants and agrees that until such time as the Holders no longer hold any Registrable Securities it will:

          (a) if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock of the Company under Section 12(g) of the Exchange Act;

          (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, even if the Company subsequently ceases to be subject to the reporting requirements of the Exchange Act;

          (c) file with the SEC in a timely manner all reports and documents required of the Company under the Securities Act and the Exchange Act;

          (d) furnish to any Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (and any similar or successor rules) and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration; and

          (e) take such further action as any Holder of Registrable Securities may from time to time reasonably request to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

     The Company represents and warrants that such registration statement or any information, document or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, officers, directors, employees and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any Person controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 5.

            SECTION 7. Limitation on Registration Rights of Others.

     The Company represents and warrants that, except as provided in the 1997 Registration Rights Agreement, it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company covenants and agrees that after the date hereof, so long as any Holder holds any Warrant Securities, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (a) any registration rights of securities of the Company upon the demand of any Person (including any shelf registration) without the prior written consent of the Required Holders; or (b) rights of registration in the nature or substantially in the nature of those set forth in Section 2(a) unless such rights are expressly subject and subordinated to the rights of registration of the Holders pursuant to Section 2(a) hereof on terms reasonably satisfactory to the Required Holders.

                            SECTION 8. Mergers, etc.

     In addition to any other restrictions on mergers, consolidations and reorganizations contained in the Purchase Agreement or in the certificate of incorporation, bylaws or agreements of the Company, the Company covenants and agrees that it shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation and in which the Holders shall not have had the right to receive cash for all their Registrable Securities, unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in a writing satisfactory in form, scope and substance to the Required Holders to assume the obligations of the Company under this Agreement, and for such purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which such Holders would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

     If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or classification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustments shall be made in the provisions hereof as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed.

                            SECTION 9. Notices, etc.

     All notices, consents, approvals, agreements and other communications provided hereunder shall be in writing or by telex or telecopy and shall be sufficiently given to the Purchasers, the Holders or the Company if addressed or delivered to them: (i) if to the Company or any Purchaser, as set forth in the Purchase Agreement, (ii) if to any other Holder, at its last known address appearing on the books of the Company maintained for such purpose, or in any such case, at such other address as any party may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered,
(ii) when received, if deposited in the mail, postage prepaid, (iii) when transmission is verified, if telecopied, and (iv) on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                          SECTION 10. Entire Agreement.

     The parties hereto agree that this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them as to such subject matter; and there are no restrictions, agreements, arrangements, oral or written, between any or all of the parties relating to the subject matter hereof which are not fully expressed or referred to herein or therein.

             SECTION 11. Amendments; Waivers and Further Agreements.

     This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party or parties against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought; provided, however, that any waiver sought from the Holders of any provision of this Agreement which affects the Holders generally, and any action required to be taken by the Holders as a group pursuant to this Agreement, shall be given or taken by the Required Holders, and any such waiver or action so given or taken shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

     Any waiver of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof; provided, however, that no such written waiver, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other parties may reasonably require in order to effectuate the terms and purposes of this Agreement.

                 SECTION 12. Assignment; Successors and Assigns.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns, including, without limitation, any Holders from time to time of the Registrable Securities. Anything in this Agreement to the contrary notwithstanding, the term "Holders" as used in this Agreement shall be deemed to include the registered Holders from time to time of the Warrant Securities. Nothing herein shall be construed as requiring the Holders of Warrants to exercise their warrants for, or convert their Warrants into, shares of Common Stock prior to exercising the rights conferred upon such Holders under this Agreement.

                            SECTION 13. Severability.

     If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because any provision conflicts with any constitution, statute, rule or public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute, rule or public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

                            SECTION 14. Counterparts.

     This Agreement may be executed in two or more counterparts (each of which need not be executed by each of the parties), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one such counterpart.

                           SECTION 15. Gender; Usage.

     Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders. The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                           SECTION 16. Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                              SECTION 17. Survival.

     The indemnification and contribution provisions of Section 5 shall survive, notwithstanding the fact that any Warrant Shares shall cease to be Registrable Securities.

                              SECTION 18. Expenses.

     Supplementing the provisions of Section 5, the Company shall be obligated to pay to the Holders, on demand, all costs and expenses (including, without limitation, court costs and attorneys' fees and expenses and interest to the extent permitted by applicable law on overdue amounts) paid or incurred in collecting any sums due from, or enforcing any other obligations of, the Company.

                        SECTION 19. Specific Performance.

     The Company recognizes that the rights of the Holders under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        HORIZON OFFSHORE, INC.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        GUARANTORS:

                                        HORIZON VESSELS, INC.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        HORIZON OFFSHORE CONTRACTORS, INC.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        HORIZON SUBSEA SERVICES, INC.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        HORIZON VESSELS INTERNATIONAL, LTD.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        HORIZEN, LLC

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        ECH OFFSHORE, S. DE R.L. DE C.V.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        HOC OFFSHORE, S. DE R.L. DE C.V.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        INITIAL PURCHASERS:

                                        ELLIOTT ASSOCIATES, L.P.

                                        By: Elliott Capital Advisors, L.P.,
                                            as General Partner

                                        By: Braxton Associates, Inc.,
                                            as General Partner

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        Address: 712 Fifth Avenue
                                                 36th Floor
                                                 New York, New York 10019

                                        ELLIOTT INTERNATIONAL, L.P.

                                        By: Elliott International Capital
                                            Advisors Inc., as
                                            Attorney-in-Fact

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        Address: 712 Fifth Avenue
                                                 36th Floor
                                                 New York, New York 10019

                                        FALCON MEZZANINE PARTNERS, LP

                                        By: Falcon Mezzanine Investments, LLC,
                                            its General Partner

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        Address: 60 Kendrick Street
                                                 Needham, Massachusetts 02494
                                        Telecopier No.: (781) 247-7299

                                        D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.

                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                        Address: 120 West 45th St.
                                                 New York, New York 10036

                                        ----------------------------------------
                                        Name: Kevin G. Douglas,
                                                 in his individual capacity

                                        Address: 1101 5th Ave., Suite 360
                                                 San Rafael, CA 94901

                                        ----------------------------------------
                                        Name: Michelle M. Douglas,
                                                 in her individual capacity

                                        Address: 1101 5th Ave., Suite 360
                                                 San Rafael, CA 94901

                                        ----------------------------------------
                                        Name: Lloyd I. Miller,
                                                 in his individual capacity

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        JMB CAPITAL PARTNERS, LP

                                        By:
                                            ------------------------------------
                                               Name: Ron D. Silverton
                                               Title: General Partner

                                        Address: 1999 Avenue of the Stars, Suite
                                                 2040 Los Angeles,
                                                 CA 90067

                                        SACC PARTNERS, LP

                                        By:
                                            ------------------------------------
                                               Name: Tom Kelleher
                                               Title:  General Partner

                                        Address: 11150 Santa Monica Blvd., Suite
                                                 750 Los Angeles, CA 90025

                                        KEVIN G. DOUGLAS AND MICHELLE M.
                                        DOUGLAS, JTWROS

                                        By:
                                            ------------------------------------
                                               Name: Kevin Douglas
                                               in his capacity as joint tenant
                                               with right of survivorship

                                        By:
                                            ------------------------------------
                                               Name: Michelle Douglas
                                               in her capacity as joint tenant
                                               with right of survivorship

                                        Address: 1101 5th Ave., Suite 360
                                                 San Rafael, CA 94901

                                        DOUGLAS FAMILY TRUST

                                        By:
                                            ------------------------------------
                                               Name: James E. Douglas Jr.
                                               Title: Trustee

                                        By:
                                            ------------------------------------
                                               Name: Jean A. Douglas
                                               Title: Trustee

                                        Address: 1101 5th Ave., Suite 360
                                                 San Rafael, CA 94901

                                        JAMES DOUGLAS AND JEAN DOUGLAS
                                        IRREVOCABLE DESCENDANT'S TRUST

                                        By:
                                            ------------------------------------
                                               Name: Kevin Douglas
                                               Title: Trustee

                                        By:
                                            ------------------------------------
                                               Name: Michelle Douglas
                                               Title: Trustee

                                        Address: 1101 5th Ave., Suite 360
                                                 San Rafael, CA 94901

                                        B. RILEY & CO. PROFIT SHARING, INC.

                                        By:
                                            ------------------------------------
                                               Name: Bryant Riley
                                               Title: Trustee

                                        Address: 11150 Santa Monica Blvd., Suite
                                                 750 Los Angeles, CA 90025

                                        B. RILEY & CO., INC.

                                        By:
                                            ------------------------------------
                                               Name: Bryant Riley
                                               Title: Chairman

                                        Address: 11150 Santa Monica Blvd., Suite
                                                 750 Los Angeles, CA 90025

                                        L. MILLER III GST DTD 12/31/91

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: Trustee

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        MILFAM, LLC

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: General Partner

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        CATHERINE C. MILLER IRREV TR DTD
                                        3/26/91

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: Trustee

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        ALEXANDRA B. MILLER

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: Custodian FL/UTMA

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        LLOYD I. MILLER

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               in his individual capacity

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        LLOYD I. MILLER TRUST A-4

                                        BY: PNC BANK

                                        By:
                                            ------------------------------------
                                               Name: Alan Goldman
                                               Title: Trustee

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        MILFAM I, L.P.

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: Limited Partner

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        MILFAM II, L.P.

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: Limited Partner

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        MILGRAT II PREMIUM

                                        By:
                                            ------------------------------------
                                               Name: Lloyd I. Miller
                                               Title: Trustee

                                        Address: 4550 Gordon Drive
                                                 Naples, FL 34102

                                        HIGHLAND CRUSADER OFFSHORE
                                        PARTNERS

                                        By:
                                            ------------------------------------
                                               Name: Kurt Plummer
                                               Title: General Partner

                                        Address: 13455 Noel Road, Suite 1300
                                                 Dallas, TX 75240